UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2019

PROCACCIANTI HOTEL REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-217578 (Commission File Number)	81-3661609 (IRS Employer Identification No.)

1140 Reservoir Avenue Cranston, Rhode Island	02920-6320
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 946-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02.	Results of Operations and Financial Condition.

On March 25, 2019, Procaccianti Hotel REIT, Inc. (the “Company”) filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2018 (the “Annual Report”). The Company is correcting an inadvertent error in reporting modified funds from operations (“MFFO”) for the reporting period. The sole purpose of this correction is to update the disclosure of MFFO in Item 7, Part II of the Annual Report under the heading entitled “Funds from Operations and Modified Funds from Operations.” The Company does not intend to update any other disclosure included in the Annual Report. The correct MFFO disclosure is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information included in Exhibit 99.1 hereto supersedes and replaces, in its entirety, the disclosure in Item 7, Part I of the Annual Report under the heading “Funds from Operations and Modified Funds from Operations” in the Annual Report.

Pursuant to General Instructions B.2 of Form 8-K, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and shall be deemed incorporated by reference into any filing made by the Company under the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Funds from Operations and Modified Funds from Operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Dated: April 24, 2019	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer